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                     [Letterhead of Arthur Andersen LLP]
                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the use of our report dated April 19, 1999 (and to all references to our Firm) included in or made a part of this Registration Statement on Form S-2.


                                                     /s/ Arthur Andersen LLP
                                                     -----------------------

Chicago, Illinois
August 6, 1999